UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2009

                              LAPORTE BANCORP, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                    001-33733                   26-1231235
  --------------------------   ---------------------          ---------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)

710 Indiana Avenue, LaPorte, Indiana                             46350
-----------------------------------------                        -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (219) 362-7511
                                                     --------------


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
--------------------------------------------------------------------------------
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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         The Company announced today that effective July 28, 2009, Joan M.
Ulrich resigned from her positions with the Board of Directors of the Company and its subsidiary, The LaPorte Savings Bank (the "Bank"). Ms. Ulrich previously served as the Chairman of the Board for the Company and on the Company's Compensation Committee. In connection with the resignation, the Boards of the Company and the Bank reduced the number of director positions on their boards from 10 to nine.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits: None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LAPORTE BANCORP, INC.


DATE: July 29, 2009                    By:  /s/ Lee A. Brady
                                           ----------------
                                           Lee A. Brady
                                           President and Chief Executive Officer